SILVER STREAM DERIVATIVE LIABILITY	12 Months Ended
Dec. 31, 2020
Derivative Liabilities Abstract
SILVER STREAM DERIVATIVE LIABILITY

a)         Silver Purchase Agreement Overview

On June 10, 2020, the Company entered into a silver purchase agreement (the “Silver Purchase Agreement”) with First Majestic Silver Corp. (“First Majestic”), which closed on July 2, 2020. Under the terms of the Silver Purchase Agreement, First Majestic agreed to pay First Mining total consideration of US$22.5 million, in three tranches, for the right to purchase 50% of the payable silver produced from the Springpole Gold Project over the life of the project (the “Silver Stream”) and also received 30 million common share purchase warrants of First Mining. Each share purchase warrant entitles First Majestic to purchase one common share of First Mining at an exercise price of $0.40 for a period of five years.

Upon receipt of its share of silver production, First Majestic will make ongoing cash payments to First Mining for each ounce of silver delivered in an amount equal to 33% of the lesser of the average spot price of silver for the applicable calendar quarter, and the spot price of silver at the time of delivery (the "Silver Cash Price"), subject to a price cap of US$7.50 per ounce of silver (the “Price Cap”). The Price Cap is subject to annual inflation escalation of 2%, beginning at the start of the third year after commencement of production at the project.

First Mining has the right to repurchase 50% of the Silver Stream for US$22.5 million at any time prior to the commencement of production at Springpole (the “Buy-Back Right”).

b)        Consideration Received and Future Silver Stream Terms

Per the Silver Purchase Agreement, First Majestic paid US$10 million to First Mining on the July 2, 2020 closing date, with US$2.5 million paid in cash and the remaining US$7.5 million paid in 805,698 common shares of First Majestic. As at December 31, 2020, the Company held 400,000 First Majestic common shares recorded in Investments (Note 7).

Consideration payable for the Silver Stream includes two further tranches (split evenly between cash and First Majestic common shares) based on the achievement of certain Springpole Gold Project milestones. Upon announcement of the Pre-Feasibility Study (“PFS”) subsequent to December 31, 2020, First Mining received US$7.5 million from First Majestic (US$3.75 million paid in cash and the remaining US$3.75 million in common shares of First Majestic) (Note 22), with a further US$5 million payable upon First Mining receiving approval of either a Federal or Provincial Environmental Assessment. (The three tranches of consideration totaling US$22.5 million constitute the “Advance Payment”). In the event of default, First Majestic may terminate the Silver Purchase Agreement and the Advance Payment received by First Mining at that time would become repayable.

The Advance Payment amount is used to track the stream balance for commercial, but not accounting purposes. Until the date where the Advance Payment is reduced to nil, an amount equal to the number of ounces of silver delivered to First Majestic multiplied by the difference between the spot price of silver and the Silver Cash Price shall reduce the balance of the Advance Payment on the delivery date. In the event the Company exercises the Buy-Back Right by paying US$22.5 million to First Majestic, the Advance Payment amount shall be reduced to nil.

The Silver Stream has an initial term of 40 years from July 2, 2020. The term is automatically extended by successive 10-year periods as long as the life of mine continues for the Springpole Gold Project. If upon expiration of the term of the Silver Purchase Agreement, the Company has not sold to First Majestic an amount of silver sufficient to reduce the Advance Payment to nil, then a refund of the uncredited balance, without interest shall be due and owing by the Company to First Majestic.

The silver delivered to First Majestic may be sourced from the Springpole Gold Project, or the Company may substitute any required refined silver with refined silver from a source other than the Springpole Gold Project, with the exception of silver purchased on a commodity exchange.

c)	Silver Stream Derivative Liability Fair Value

The Company has concluded that the Silver Stream is a standalone derivative measured at FVTPL. The Company considered whether the Silver Stream would qualify as an ‘own use contract’, whereby it would not require fair value accounting under IFRS. An ‘own use contract’ is one that results in the physical delivery of a company’s own non-financial asset. The Silver Stream failed to qualify under the ‘own use exemption’ as a result of the silver substitution provisions within the Silver Purchase Agreement. In addition, the Company has an unavoidable obligation to repay the Advance Payment or deliver the silver to First Majestic.

As of the acquisition date, the estimated fair value of the Silver Stream derivative liability was determined using a discounted cash flow model which incorporated a Monte Carlo simulation. The fair value of the Silver Stream derivative liability is a Level 3 measurement. The key inputs to calculate the fair value of the silver stream derivative liability at each reporting date include:

●                     COMEX spot silver price;

●                     COMEX silver futures curve;

●                     COMEX 4-year at-the-money silver implied volatility;

●                     USD 3-month LIBOR discount curve;

●                     First Mining’s estimated credit spread;

●                     Probability of receiving future advanced payments; and

●                     Quarterly delivery schedule of payable silver (updated for the recently completed Pre-Feasibility Study).

The fair value of the Silver Stream derivative liability is calculated at each reporting date as the net of the future Advance Payment tranches receivable (an asset for the Company) and the Silver Stream obligation (a liability to the Company), with gains and losses recorded in the statement of net loss and comprehensive income (loss). The fair value of the Silver Stream derivative liability at July 2, 2020 was determined to be US$5,431,000 ($7,378,000), which consisted of the fair value of the Advance Payment tranches yet to be received of US$8,473,000 ($11,512,000), net of the fair value of the future Silver Stream obligation of US$13,904,000 ($18,890,000). At December 31, 2020 the fair value of the Silver Stream derivative liability is US$10,415,000 ($13,260,000), which is comprised of the Silver Stream obligation fair value of US$21,761,000 ($27,706,000) less the Advance Payment receivable fair value of US$11,346,000 ($14,446,000).

Silver Stream derivative liability
Balance, December 31, 2019	$-
Fair value of Silver Stream derivative liability - Initial Recognition on July 2, 2020	(7,378)
Change in fair value during the period	(5,882)
Balance, December 31, 2020	$(13,260)

The fair value of the 30 million common share purchase warrants issued to First Majestic as part of the transaction was calculated using the Black-Scholes option pricing model. The fair value of the warrants of $6,278,000 was recorded in Equity (Warrant reserve) on the Company’s consolidated statements of financial position. The Company measured the transaction date fair value using the following Black-Scholes assumptions:

July 2, 2020
Risk-free interest rate	0.38%
Expected life (years)	5.00 years
Expected volatility(1)	70.65%
Expected dividend yield	Nil
(1)	The computation of expected volatility was based on the Company’s historical price volatility, over a period which approximates the expected life of the warrant.